UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2008

GUARANTY FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of incorporation or organization)	001-33661	(I.R.S. Employer Identification No.)

1300 MoPac Expressway South

Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 31, 2008, the Company issued a press release announcing the Company’s earnings for the quarter ended June 30, 2008. A copy of the press release is furnished as exhibit 99.1 of this report.

Item 7.01	Regulation FD Disclosure

On July 31, 2008, Kenneth R. Dubuque, President and Chief Executive Officer of Guaranty Financial Group Inc., participated in a conference call discussing the Company’s earnings for the quarter ended June 30, 2008. Copies of the presentation materials used by Mr. Dubuque are furnished as exhibit 99.2 of this report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release issued by the Company on July 31, 2008, announcing the Company’s earnings for the quarter ended June 30, 2008.
99.2

Presentation materials of Kenneth R. Dubuque, President and Chief Executive Officer of Guaranty Financial Group Inc., used in Mr. Dubuque’s conference call on July 31, 2008, discussing the Company’s earnings for the quarter ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: July 31, 2008	By:	/s/ Scott A. Almy
Name: Scott A. Almy
Title: Executive Vice President

EXHIBIT INDEX

99.1	Press release issued by the Company on July 31, 2008, announcing the Company’s earnings for the quarter ended June 30, 2008.
99.2

Presentation materials of Kenneth R. Dubuque, President and Chief Executive Officer of Guaranty Financial Group Inc., used in Mr. Dubuque’s conference call on July 31, 2008, discussing the Company’s earnings for the quarter ended June 30, 2008.